1997 STOCK OPTION PLAN
                                       OF
                             THE QUIGLEY CORPORATION


         1.       PURPOSE OF THE PLAN.

         This 1997 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ or as directors, of The Quigley Corporation (the "Company") and any Subsidiary of the Company (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), persons of training, experience and ability, to attract new employees, and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

         It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code ("Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options ("Nonqualified Options"). Incentive Options and the Nonqualified Options are hereinafter referred to collectively as "Options."

         The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

         2.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee initially consisting of Mr. Guy J. Quigley, and Mr. Charles A. Phillips (the "Committee"). Replacements on the Committee shall be appointed by the Board of Directors of the Company (the "Board"). The members of the Committee shall serve at the pleasure of the Board. Notwithstanding the foregoing, with respect to any Options granted to directors and "officers" (as such term is defined in Rule 16a-1 of the Securities and Exchange Commission ("Rule 16a-1"), if and as Rule 16b-3 is then in effect) of the Company, the Plan shall be administered by the entire Board, unless the Committee at the time of grant, award or other acquisition under the Plan of Options to any such person consists of two or more directors of the Company that are "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3"), if and as Rule 16b-3 is then in effect).

         The Committee, subject to Section 3 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

         Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan shall make such rules as it deems necessary for the proper administration of the Plan, make all other determinations necessary or advisable for the administration of the Plan and correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any Options into effect. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.

         In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

         Notwithstanding anything herein to the contrary, any options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by a Committee consisting of two or more directors of the Company that are "Outside Directors" (as such term is defined in Section 162(m) of the Code).

         3.       DESIGNATION OF OPTIONEES.

         The persons eligible for participation in the Plan as recipients of Options ("Optionees") shall include full-time and part-time employees, officers and directors of the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, promotions, potential and any other facts to which the Committee may consider relevant. Subject to the next sentence, an employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.



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         4.       STOCK RESERVED FOR THE PLAN.

         Subject to adjustment as provided in Section 7 hereof, a total of one million five hundred thousand (1,500,000) shares of common stock, $.0005 par value ("Stock"), of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of any Option be reduced for any reason, the shares of Stock theretofore subject to such Option may again be subject to an Option under the Plan.

         Notwithstanding the foregoing, with respect to any options that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares of stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

         5.       TERMS AND CONDITIONS OF OPTIONS.

         Options  granted  under  the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) OPTION PRICE. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted in the case of an Incentive Option and not less than 80% of the fair market value of such share of Stock on the date the Option is granted in the case of a non-Incentive Option; PROVIDED, HOWEVER, that with respect to an Incentive Option, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the purchase price per share of stock shall be at least 110% of the Fair Market Value per share of Stock at the time of grant, PROVIDED, HOWEVER, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers is intended to qualify as performance-based compensation under
         Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80%


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
         of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each incentive stock option shall be subject to adjustment as provided in Section 7 below. The fair market value ("Fair Market Value") means the closing price of publicly traded shares of Stock on the national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed) or on the Nasdaq National Market (if the shares of stock are regularly quoted on the Nasdaq National Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of the securities exchange or automated quotation system on which the shares of Stock are listed.

                  (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; PROVIDED, HOWEVER, that in the case of an Optionee who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Incentive Stock Option shall not be exercisable with respect to any of the shares subject to such Incentive Stock Option later than the date which is five years after the date of grant.

                  (c) EXERCISABILITY. Subject to paragraph (j) of this Section 5, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.

                  (d) METHOD OF EXERCISE. Options may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee, including a cashless exercise. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair
         Market Value of the Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised); PROVIDED, HOWEVER, that if such Stock was issued pursuant to the exercise of an Incentive Option under the Plan, the holding requirements for such Stock under the Code shall first have been satisfied. An Optionee shall have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a shareholder of record.

                  (e) TRANSFERABILITY OF OPTIONS. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution or (iii)


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
         pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income
         Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; PROVIDED HOWEVER, that to the extent the option agreement provisions do not disqualify such option for exemption under Rule 16b- 3 under the Act of 1934, as amended, Nonqualified Options may be transferable during an Optionee's lifetime to immediate family members of an optionee, partnerships in which the only partners are members of the Optionee's immediate family, and trusts established solely for the benefit of such immediate family members.

                  (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of death, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee or the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                  (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of total and permanent disability as determined under the Company's long term disability policy ("Disability"), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; PROVIDED, HOWEVER, that, if the Optionee dies within such one-year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

                  (h) OTHER TERMINATION. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates for any reason other than death, or disability, any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such termination of employment (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter. Notwithstanding the foregoing, if any Optionee's employment with the Company or any Subsidiary terminates for Cause, such Option may not be exercised following the expiration of three months after the date of such termination of employment. "Cause" shall mean a felony conviction or the failure of an Optionee to contest prosecution for a felony or an Optionee's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary. The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

                  Notwithstanding anything herein to the contrary, Incentive Options may not be exercised after three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; PROVIDED, HOWEVER, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

                  (i) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market Value, determined as of the date the Option is granted, of the Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                  (j) DISPOSITION OF INCENTIVE OPTION SHARES. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

         6.       TERM OF PLAN.

         No Option shall be granted pursuant to the Plan on or after December 2, 2007, but Options granted may extend beyond that date.

         7.       CAPITAL CHANGE OF THE COMPANY.

         In the event of any merger, reorganization or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then-outstanding shares of Stock of the Company to another corporation, all Options granted under the Plan shall immediately vest. In the event of a stock dividend or recapitalization, or other change in corporate structure affecting the Stock not covered in the first sentence of this Section 7 (or in the event of a merger, reorganization or consolidation where the Optionee has not held the Option for at last six months), the Committee shall make an appropriate and equitable adjustment in the number and


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
kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionees's proportionate interest shall be maintained as immediately before the occurrence of such event.

         8. PROPORTIONATE ADJUSTMENTS. If the outstanding shares of Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the purchase price applicable to the unexercised portion of the Option with a corresponding adjustment in the exercise price of the shares of Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Stock on conversion of notes, preferred stock or exercise of warrants or shares of Stock issued by the Board for such consideration as the Board deems appropriate.

         9.       PURCHASE FOR INVESTMENT.

         Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         10.      TAXES.

         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

         11.      EFFECTIVE DATE OF PLAN.

         The Plan shall be effective on December 2, 1997 (the date that it was approved by the Board), PROVIDED, HOWEVER, that the Plan shall subsequently be approved by majority vote of the Company's shareholders not later than December 1, 1998.


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
         12.      AMENDMENT AND TERMINATION.

         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made which would impair the right of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders, would:

                  (a) materially increase the number of shares which may be issued under the Plan, except as is provided in Sections 7 and 8;

                  (b)  materially   increase  the   benefits   accruing  to  the
         Optionees under the Plan;

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

                  (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value on the date of grant thereof or the exercise price of a Nonqualified option to less than 80% of the Fair Market Value on the date of grant thereof; or

                  (e)  extend the Option term provided for in Section 5(b).

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

         13.      GOVERNMENT REGULATIONS.

         The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.      GENERAL PROVISIONS.

                  (a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.


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
                  (b) EMPLOYMENT MATTERS. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment (or, in case the Optionee is also a director, continued retention as a director) with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

                  (c) LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  (d) REGISTRATION OF STOCK. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of any Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an a appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company.



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